UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2012
Date of Report (Date of earliest event reported)

GREENLITE VENTURES INC.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-51773	91-2170874
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 201, 810 Peace Portal Drive
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 318-3028
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective June 14, 2012, Bryan G. Crane resigned as the Vice President and a Director of Greenlite Ventures Inc. (the “Company”), for personal reasons. There were no disagreements between Mr. Crane and the Company regarding any matter relating to the Company’s operations, policies or practices.

The Company has not appointed a replacement director to fill the vacancy created by Mr. Crane’s resignation at this time.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

17.1	Resignation of Bryan G. Crane.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLITE VENTURES INC.

Date: June 14, 2012	By:	/s/ Howard Thomson
HOWARD THOMSON
President and Chief Executive Officer